UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2023

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, Suite 1000 Philadelphia, Pennsylvania		19103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None*

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest, par value $1.00 per share	PRET	*
Series B Preferred Shares, par value $0.01 per share	PRETL	*
Series C Preferred Shares, par value $0.01 per share	PRETM	*
Series D Preferred Shares, par value $0.01 per share	PRETN	*

*	Pennsylvania Real Estate Investment Trust’s securities began trading exclusively on the over-the-counter market on December 16, 2022 under the symbols, PRET, PRETL, PRETM, and PRETN.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 4, 2023, management and the chair of the audit committee of the Board of Trustees of Pennsylvania Real Estate Investment Trust (the “Trust”), in consultation with BDO USA LLP (“BDO”), the Trust’s independent registered public accounting firm, concluded that the Trust’s previously issued unaudited statement of cash flows for the three months ended March 31, 2022, as filed in the Trust’s Quarterly Report on Form 10-Q filed on May 6, 2022 (the “Specified Financial Statement”), and included in any reports, presentations or similar communications of the Trust’s financial results, should no longer be relied upon due to a misclassification error within the statement of cash flows related to the inappropriate presentation of beneficial shares issued as settlement of certain compensation liabilities, and therefore a restatement of this Specified Financial Statement is required and will be reflected in its Quarterly Report on Form 10-Q for the three months ended March 31, 2023, which the Trust intends to file as soon as reasonably practicable. At this time, the Trust does not plan to amend any other previously filed reports as a result of the matters identified in this Current Report on Form 8-K.

The Trust’s management and the chair of the audit committee have discussed the matters set forth in this Current Report on Form 8-K with BDO.

The restatement will only impact the unaudited consolidated statement of cash flows for the three months ended March 31, 2022; the restatement will not impact previously issued consolidated balance sheets or statements of operations or any of the consolidated financial statements as of and for the three months ended March 31, 2023.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including regarding the Trust’s expectations regarding the impact of the impact of the restatement on the Specified Financial Statements. Forward-looking statements can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “project,” “intend,” “may,” “will” or similar expressions. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect the Trust’s current views and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. In particular, the Trust’s business might be materially and adversely affected by the following: the effectiveness of the Trust’s financial restructuring and any additional strategies that it may employ to address its liquidity and capital resources in the future; the Trust’s ability to achieve forecasted revenue and pro forma leverage ratio and generate free cash flow to further reduce indebtedness; the Trust’s substantial debt, and its ability to satisfy its obligations or extend the maturity of or refinance its outstanding debt at or prior to maturity, particularly in light of increasing interest rates, and its ability to remain in compliance with its financial covenants under its debt facilities; the COVID-19 global pandemic and the public health and governmental response, which have created periods of significant economic disruption and also have and may continue to exacerbate many of the risks listed herein; changes in the retail and real estate industries, including bankruptcies, consolidation and store closings, particularly among anchor tenants; changes in economic conditions, including unemployment rates and its effects on consumer confidence and spending, supply chain challenges, the current inflationary environment, the potential for recession and the corresponding effects on tenant business performance, prospects, solvency and leasing decisions; the Trust’s inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise; the Trust’s ability to sell properties that it seeks to dispose of, which may be delayed by, among other things, the failure to obtain zoning, occupancy and other governmental approvals and permits or, to the extent required, approvals of other third parties; potential losses on impairment of certain long-lived assets, such as real estate, including losses that the Trust might be required to record in connection with any disposition of assets; the Trust’s ability to raise capital, including through sales of properties or interests in properties, subject to the terms of its Credit Agreements; the Trust’s ability to maintain and increase property occupancy, sales and rental rates; increases in operating costs that cannot be passed on to tenants, which may be exacerbated in the current inflationary environment; the effects of online shopping and other uses of technology on the Trust’s retail tenants; risks related to the Trust’s development and redevelopment activities, including delays, cost overruns and its inability to reach projected occupancy or rental rates; social unrest and acts of vandalism or violence at malls, including the Trust’s properties, or at other similar spaces, and the potential effect on traffic and sales; and; potential dilution from any capital raising transactions or other equity issuances.

Additional factors that might cause future events, achievements or results to differ materially from those expressed or implied by the Trust’s forward-looking statements include those discussed herein and in the section entitled “Item 1A. Risk Factors” of its Annual Report on Form 10-K for the year ended December 31, 2022 and any subsequent reports it files with the SEC. The Trust does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: May 9, 2023	By:	/s/ Lisa M. Most
Lisa M. Most
Executive Vice President, Secretary and General Counsel